PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                               LICENSE AGREEMENT

                                    BETWEEN

                              SANDIA CORPORATION

                                      AND

                         VIGA TECHNOLOGIES CORPORATION

                           LICENSE NUMBER 95-C00154

                               TABLE OF CONTENTS

                                                                            Page

ARTICLE I--DEFINITIONS........................................................2

ARTICLE II--LICENSE AND OWNERSHIP.............................................3

ARTICLE III--THE PARTIES' DUTIES..............................................5

ARTICLE IV--ROYALTY AND LICENSE FEES..........................................5

ARTICLE V--STATEMENTS, REPORTS AND PAYMENTS...................................5

ARTICLE VI--NONDISCLOSURE.....................................................6

ARTICLE VII--DURATION AND TERMINATION.........................................8

ARTICLE VIII--WARRANTY, LIABILITY AND INDEMNIFICATION........................10

ARTICLE IX--GENERAL PROVISIONS...............................................11

ARTICLE X--ASSIGNMENT .......................................................12

ARTICLE XI--PREFERENCE FOR U.S. INDUSTRY.....................................13

ARTICLE XII--GOVERNMENT SPONSORSHIP..........................................13

ARTICLE XIII--EXPORT CONTROL.................................................13

ARTICLE XIV--PATENT PROSECUTION..............................................13

ARTICLE XIV--MARCH IN RIGHTS.................................................14

ARTICLE XVI--CONTROLLING LAW.................................................14

ARTICLE XVII--ENTIRE AGREEMENT...............................................14

EXHIBIT A1...................................................................15

EXHIBIT A2...................................................................16

EXHIBIT A3...................................................................17

EXHIBIT B....................................................................18

EXHIBIT C....................................................................19

EXHIBIT D....................................................................22

                               LICENSE AGREEMENT

                                   PREAMBLE

This License Agreement, effective upon gaining permission from the DOE, if required, to grant this license and on the date of last signature hereto, is by and between Sandia Corporation ("Sandia"), a corporation whose principal place of business is located in Albuquerque, New Mexico, and VIGA Technologies Corporation ("VIGA"), a corporation whose principal place of business is located in Albuquerque, New Mexico.

WITNESSETH THAT:

         WHEREAS, Sandia manages and operates a federally-owned facility known as Sandia National Laboratories for the United States Department of Energy ("DOE") under contract DE-AC04-94AL85000 ("Contract");

         WHEREAS, Sandia has developed and acquired, and may further develop and acquire, Sandia Software and Sandia Promotional Materials (as defined herein); and Sandia is, and may further become, the assignee of Sandia Patent Rights (defined herein);

         WHEREAS, Sandia has either been granted or will request a waiver of title from DOE for Sandia Patent Rights and permission from DOE to assert copyright for Sandia Software. Under the terms of such permission, the United States Government reserves a nonexclusive license in Sandia Patent Rights and Sandia Software for use by or on behalf of the United States Government;

         WHEREAS, Sandia desires to license Sandia Patent Rights, Sandia Software and Sandia Promotional Materials in support of technology transfer to United States industries to enhance the United States' competitiveness;

         WHEREAS, VIGA desires access to a Sandia virtual reality development laboratory in order to advance its technology;

         WHEREAS, VIGA has stated in writing that it will have as principals of its company certain Sandia employees and/or Sandia contractors;

         WHEREAS, under the terms of its Contract, Sandia must ". . . obtain approval of the Contracting Officer prior to any . . . exclusive licensing, . . . of Intellectual Property to any person who currently is, or within the preceding two years has been, a Contractor/ Laboratory employee and/or consultant or to a company in which said person is a principal . . .".

         WHEREAS, the United States Government is neither a party to nor assumes any liability for activities of Sandia in connection with this License Agreement; and

         WHEREAS, at the time of conception of the invention comprising Sandia Patent Rights, Sandia was operated by American Telephone & Telegraph Company ("AT&T") under Contract No. DE-AC04-76DP00789 with the DOE under which AT&T reserved nonexclusive licenses in Sandia Patent Rights. Under the AT&T contract, AT&T's rights to the patent do not extend to the copyrights to the Sandia Software which is being licensed under this License Agreement.

NOW, THEREFORE, in consideration of the agreement between Sandia and VIGA, and in consideration of the faithful performance of this License Agreement, it is hereby agreed as follows:

                            ARTICLE I--DEFINITIONS

1.1 "Sandia" and "VIGA"' may each be referred to as a "Party" or, collectively, as "Parties," to this License Agreement.

1.2 "Sandia Software" shall mean all technical information and data relating to the Sandia-developed computer program as described in EXHIBIT A2 and EXHIBIT A3, including any improvements and modifications relating to the Sandia-developed computer program prior to April 30, 1995. However, the term Sandia Software shall not include technical information or data acquired from third parties which are subject to nondisclosure restrictions, thereby preventing disclosure. Further, the term Sandia Software shall not include technical information or data acquired from third parties which require accounting to the third parties.

1.3 "Derivative Works" shall mean any work which is based on one or more existing works, and includes any revision, modification, translation, abridgment, condensation, expansion, enhancement, collection, compilation or any other form in which the work may be recast, transformed or adopted.

1.4 "Sandia Patent Rights" shall mean the United States patent application(s) set forth in EXHIBIT Al, which are incorporated by reference hereto and made a part hereof, and any division, continuation, continuation-in-part, or reissue thereof, or any foreign counterpart thereof.

1.5 "VIGA Software" shall mean all Derivative Works of Sandia Software developed by VIGA, or software which operates under one or more claims of Sandia Patent Rights.

1.6 "VIGA Systems" shall mean those products relating to existing user tools, application handler packages, and multidimensional visualization display environments of virtual reality systems which use any part, portion or routine of VIGA Software (EXHIBIT A2 and EXHIBIT A3).

1.7 "VIGA Business Activities" shall mean those activities entered into by VIGA whereby VIGA Systems or VIGA Software is used, sold, leased, transferred or developed

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

         by VIGA.


1.8 "Sandia Promotional Material" shall mean reproducible, single copies of text, brochures, pictures and video information related to Sandia Software and listed in EXHIBIT B.

1.9 "Sublicensee" shall mean third party entities that have been licensed by VIGA to use the VIGA Software.

1.10 "Value Added Reseller (VAR)" shall mean Sublicensees having the right to market and distribute VIGA Software as well as produce Derivative Works thereof.

1.11     "Net Selling Price" shall mean [                  *                   ]

1.12 "Gross Revenue" is the total amount invoiced to a customer for VIGA Software or VIGA Systems.

1.13     "Adjustments" shall include [                     *                   ]
         [                                   *                                 ]
         [                                   *                                 ]
         [                                   *                                 ]
         [                                   *                                 ]
         [                                   *                                 ]

1.14     "Cost of Goods Sold" shall include [              *                   ]
         [                                   *                                 ]
         [                                   *                                 ]

1.15 "Government" shall mean the United States of America and agencies thereof.

1.16 An "Affiliate" of a Party shall mean any person, partnership, company or entity which, directly or indirectly is controlled by or is under common control with such Party. For the purpose of this definition, ownership or control, directly or indirectly, of greater than fifty percent (50%) of the capital stock of a corporation or other entity carrying the right to vote for or elect directors shall be deemed to constitute ownership or control thereof.

                       ARTICLE II--LICENSE AND OWNERSHIP

2.1 Subject to the terms and conditions of this License Agreement, and the rights reserved to DOE and AT&T, Sandia hereby grants VIGA a nontransferable, limited exclusive, worldwide right and license to use and reproduce Sandia Software, a license to develop Derivative Works of Sandia Software, and a right to distribute and sublicense VIGA Software.

2.2 Provided that VIGA meets its performance obligations under Article III, Sandia agrees to refrain from executing additional licenses of Sandia Software and Sandia Patent Rights for a period of five (5) years from the effective date of this License Agreement. At the end of the five (5) year period, VIGA may request an extension of time in which Sandia will refrain from executing additional licenses. Sandia has the right to make the final decision concerning such an extension at this time. In the event that VIGA's request for such an extension of time is denied by Sandia, a nonexclusive license will automatically issue and continue in force to VIGA upon payment of royalties as set forth in this License Agreement.

2.3 Sandia further grants to VIGA the right to extend the right and license granted it under Paragraph 2.1 of Article II to each of VIGA's Affiliates upon Sandia's prior written approval of each such extension, which approval will not be unreasonably withheld, provided that each such Affiliate licensed by extension, hereinafter "Licensed Affiliate," agrees to be bound by all of the terms and conditions of this License Agreement to the same extent as VIGA. Upon such extension to a Licensed Affiliate, VIGA as used herein shall be deemed to include any and all Licensed Affiliates. For the purposes of this License Agreement, the operations of such Licensed Affiliates shall be deemed to be the operations of VIGA who shall be primarily responsible therefor.

2.4 Sandia further grants VIGA the right to use, reproduce and distribute Sandia Promotional Material provided that the Sandia Thunderbird logo and references to Sandia, Sandia National Laboratories, SNL or Sandia Corporation are removed from any and all reproductions of Sandia Promotional Material which VIGA distributes.

2.5 Sandia further grants VIGA the right to sublicense VIGA Software to others, including VARs, to market and distribute VIGA Software to end-users, alone or in combination with other software, as well as the right to produce Derivative Works of VIGA Software, provided that such Sublicensees agree to be bound to the terms of this License Agreement to the same extent as VIGA.

2.6 Subject to the terms and conditions of this License Agreement, VIGA hereby grants Sandia, a paid-up, irrevocable, nonexclusive, license to use and reproduce VIGA Software, and to develop Derivative Works based on VIGA Software. Sandia's right and license to use and copy VIGA Software shall be limited to internal use at Sandia.

2.7 Sandia shall retain ownership of Sandia Software at all times. Therefore, no ownership interest in Sandia Software is transferred to VIGA under this License Agreement. Sandia reserves the right to create derivative works to Sandia Software.

2.8 VIGA shall retain ownership of VIGA Software at all times. Therefore, no ownership interest in VIGA Software is transferred to Sandia under this License Agreement.

2.9 Express or implied rights beyond the scope of Article II are expressly excluded. Specifically excluded from the grants under
         Article II are the right to sell, lease or transfer all or any part of Sandia Software to others separate and apart from VIGA Software.

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                       ARTICLE III--THE PARTIES' DUTIES

3.1 Within thirty (30) days of the effective date of this License Agreement, Sandia shall make available to VIGA the Sandia Software as specified in EXHIBIT A2 and EXHIBIT A3, and Sandia Promotional Material as specified in EXHIBIT B.

3.2 VIGA agrees to undertake a thorough, vigorous and diligent effort for commercializing Licensed Product and to conduct business activities as set forth in EXHIBIT D.

3.3 If and when VIGA makes enhancements, modifications, or corrections (improvements) to VIGA Software, VIGA agrees to provide to Sandia a copy of the latest released version of VIGA Software reflecting the improvements within three (3) months of the development of such improvements.

3.4 If and when Sandia makes improvements to the VIGA Software, Sandia agrees to make such improvements available to VIGA when available for use at Sandia. VIGA has no obligation to incorporate such improvements into VIGA Software.

                     ARTICLE IV--ROYALTY AND LICENSE FEES

4.1      In consideration of Sandia granting the rights and licenses under
         Article II, VIGA agrees to pay to Sandia fees and royalties on VIGA Software and VIGA Systems as set forth in EXHIBIT C.

4.2 For VIGA Business Activities with the Government and for which VIGA sells products covered by one or more claims of Sandia Patent Rights,
         VIGA shall [                *                 ]
         [                           *                 ]

                  ARTICLE V--STATEMENTS, REPORTS AND PAYMENTS

5.1 For the purpose of computing royalties hereunder, VIGA Business Activities shall be considered provided or sublicensed when payment is received by VIGA.

5.2 VIGA shall render to Sandia by January 31st and July 31st of each calendar year, while this License Agreement exists, a semi-annual statement reporting each amount VIGA invoices its customers for VIGA Business Activities during the preceding semiannual accounting period beginning respectively on the preceding July 1st or January 1st. The statement shall give all information necessary for the determination
         of royalties payable hereunder. [                *                    ]
         [                              *                                      ]
         VIGA shall accompany each such statement with the payment of all such royalties due Sandia, computed in accordance with Article IV. If for any semiannual accounting period no royalty payment shall be due, VIGA shall submit a written statement to that effect.

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

5.3 VIGA shall maintain true and accurate records in such manner and detail as to permit the verification of all royalties paid and all royalties due under this License Agreement. Such records shall be made available during ordinary business hours for inspection at VIGA's ordinary place of business by authorized representatives of Sandia. VIGA shall be obligated to retain these records for five (5) years after the last semi-annual statement is rendered to Sandia.

5.4 All royalties payable by VIGA hereunder shall be paid to Sandia at the address specified in Article IX hereof in United States of America dollars in the total amounts provided for in this License Agreement.

5.5 Any taxes, assessments or charges assessed or imposed by a foreign entity or government that Sandia shall be required to pay on royalties due Sandia, shall be borne by VIGA.

5.6 The rate of exchange to be used in calculating royalties payable by VIGA for an accounting period shall be the rate of exchange published by the Wall Street Journal on the nearest business day of the month in which VIGA received payment.

5.7      Without excusing prompt payment of fees and royalties due, any and all royalties left unpaid after becoming due as specified in
         Paragraphs 4.1 and 5.2 shall bear interest at [          *            ]
         in effect at the First Security Bank of Albuquerque, New Mexico, on the
         date the payment of royalties becomes due [            *              ]

5.8 The DOE may require Sandia to report on the utilization or the effect of using Sandia Software and Sandia Patent Rights in the commercial marketplace. In this regard, VIGA agrees to cooperate with and assist Sandia in making all such reports.

                           ARTICLE VI--NONDISCLOSURE

6.1 VIGA shall treat all Sandia Software as proprietary which Sandia has now made or in the future will make available to VIGA. VIGA further agrees not to disclose Sandia Software to third parties, except as provided for in Paragraphs 6.3, 6.4 and 6.5. VIGA agrees to use Sandia Software, only to the extent necessary, for the enjoyment of VIGA's right and license granted under this License Agreement.

6.2 VIGA's obligations of nondisclosure and non-use of Sandia Software under this License Agreement shall continue for fifteen (15) years from the effective date of this License Agreement, regardless of termination of any right and license granted under Article II for any reason.

6.3 VIGA shall limit access to Sandia Software, and may disclose Sandia Software to only those employees and contractors who require access for VIGA's enjoyment of its right and license under this License Agreement. VIGA shall ensure that such employees and contractors are obligated to treat Sandia Software as proprietary in the same manner and to an equivalent extent as VIGA is required to treat Sandia Software proprietary under this License Agreement.

6.4 This License Agreement does not restrict or impair the right of VIGA to use, disclose or otherwise deal with any part of technical information or data which

         (a) is or becomes generally available to the public through no wrongful act of VIGA;

         (b) was in the possession of VIGA prior to the time Sandia Software was acquired by VIGA, and was not acquired directly or indirectly from Sandia or from others under an obligation of nondisclosure;

         (c) is independently made available to VIGA by a third party without the legal obligation of secrecy, provided the third party did not acquire it directly or indirectly from Sandia;

         (d) is independently developed by VIGA without the use of Sandia's proprietary information.

6.5 For the purpose of Paragraph 6.4 of Article VI, a specific aspect of technical information or data shall not be deemed to be publicly available or in the possession of VIGA because the specific aspect is embraced by general disclosures generally available to the public or in the possession of VIGA, unless the specific aspect is embraced by general disclosures generally available to the public or in the possession of VIGA, unless the specific aspect and its specific principle of operation is also generally available to the public or in the possession of VIGA prior to disclosure by Sandia.

6.6 Sandia shall treat all VIGA Software as proprietary which VIGA has now made or in the future will make available to Sandia. Sandia further agrees not to disclose VIGA Software to third parties, except as provided for in Paragraphs 6.8, 6.9 and 6.10. Sandia agrees to use VIGA Software, only to the extent necessary, for the enjoyment of Sandia's right and license granted under this License Agreement.

6.7 Sandia's obligations of nondisclosure and non-use of VIGA Software under this License Agreement shall continue for five (5) years from the effective termination date of this License Agreement.

6.8 Sandia shall limit access to VIGA Software, and may disclose VIGA Software only to those employees, contractors and customers who require access for Sandia's enjoyment of its right and license under this License Agreement. Sandia shall ensure that such employees, contractors and customers are obligated to treat VIGA Software as proprietary in the same manner and to an equivalent extent as Sandia is required to treat VIGA Software proprietary under this License Agreement.

6.9 This License Agreement does not restrict or impair the right of Sandia to use, disclose or otherwise deal with any part of technical information or data which:

         (a) is or becomes generally available to the public through no wrongful act of Sandia;

         (b) was in the possession of Sandia prior to the time VIGA Software was acquired by Sandia, and was not acquired directly or indirectly from VIGA or from others under an obligation of nondisclosure;

         (c) is independently made available to Sandia by a third party without the legal obligation of secrecy, provided the third party did not acquire it directly or indirectly from VIGA; or

         (d) is independently developed by Sandia without the use of VIGA's proprietary information.

6.10 For the purpose of Paragraph 6.9, a specific aspect of technical information or data shall not be deemed to be publicly available or in the possession of Sandia because the specific aspect is embraced by general disclosures generally available to the public or in the possession of Sandia, unless the specific aspect is embraced by general disclosures generally available to the public or in the possession of Sandia, unless the specific aspect and its specific principle of operation is also generally available to the public or in the possession of Sandia prior to disclosure by VIGA.

6.11 VIGA acknowledges that the DOE has audit and inspection rights over all activities conducted at Sandia's location. VIGA hereby permits the exercise of such rights in conjunction with Sandia's activities which may involve VIGA Software to Sandia hereunder; provided, however, that any disclosure to DOE is further protected under 18 USC 1905.

                     ARTICLE VII--DURATION AND TERMINATION

7.1 The rights and licenses granted to VIGA under Article II and the obligation to pay fees and royalties under Article IV shall continue for twenty (20) years from the effective date of this License Agreement unless earlier terminated as specified in Article VII. At the end of this twenty (20) year period, the rights and licenses granted to VIGA under this License Agreement shall convert to a paid-up license. Except for the rights and licenses of Article II, all other provisions relating to VIGA are intended to survive the date set forth in Paragraph 7.1 and any such early termination, shall survive.

7.2 If VIGA's rights and licenses under this License Agreement are terminated for any reason, VIGA shall have no further right and license as listed under Article II, and shall have no further right to receive or possess Sandia Software, or to receive technical assistance as specified in Article III. Furthermore, VIGA shall immediately return to Sandia all drawings, data, memoranda and information, in written or physical form, relating to

         Sandia Software, whether prepared by VIGA or Sandia, including all copies in VIGA's possession. VIGA shall be permitted to retain one
         (1) copy of Sandia Software received under this License Agreement, so that VIGA can continue its maintenance services to the existing Sublicensees of VIGA Software.

7.3 Termination of VIGA's right and license under this License Agreement for any reason shall not relieve VIGA or Sandia of any obligation or liability accrued either before or after the termination.

7.4 Sandia may terminate or reduce, by conversion to a nonexclusive license, the right and license granted under Article II at its sole discretion if VIGA, at any time:

         (a)      defaults in the payment of any fee or royalty due to Sandia;

         (b)      commits any material breach of this License Agreement;

         (c)      makes any false statement;

         (d)      does not meet performance obligations set forth in Article
                  III; or

         (e) does not make available improvements (see Paragraph 3.3) of VIGA Software Systems to Sandia as set forth in Article III.

         and fails to remedy or cure the above-identified causes, within sixty
         (60) days after Sandia gives written notice to VIGA of the default of any of the above-identified causes.

7.5      Sandia may terminate or reduce the rights and licenses granted by
         Article II at its sole discretion, if the royalties for any annual accounting period are less than the minimum set forth in EXHIBIT C, by giving VIGA a written notice of its election to do so, specifying an effective date not less than sixty (60) days from the date of such notice. VIGA may prevent such termination or reduction in rights by paying before the effective date of such termination or reduction specified in such notice, the difference between royalties accrued and paid by VIGA for the annual accounting period and the minimum due.

7.6 Sandia may terminate VIGA's rights and licenses granted by Article II by giving written notice to VIGA in the event that VIGA experiences any of the following events: dissolution, insolvency, filing of a voluntary petition in bankruptcy, adjudication as a bankrupt pursuant to an involuntary petition, appointment by a court of a temporary or permanent receiver, trustee or custodian for its business, or an assignment for the benefit of creditors. This termination will become effective immediately upon Sandia giving written notice to VIGA.

7.7 The Parties further agree that VIGA shall be required to sublicense Sandia Software to third parties seeking the right to use VIGA Software under reasonable terms and conditions.

         Should VIGA refuse to grant such sublicense(s), Sandia shall consider such refusal a breach of this License Agreement in accordance with Paragraph 7.4.

7.8 Notwithstanding any early termination or reduction of VIGA's rights and licenses under this License Agreement:

         (a) the sublicenses of the VIGA Software to VIGA's existing Sublicensees will survive and continue;

         (b) VIGA shall be permitted to grant additional sublicenses to VIGA Software for orders received prior to the effective date of such termination; and

         (c) VIGA shall be permitted to continue maintenance services to its Sublicensees of VIGA Software.

7.9 VIGA may terminate the right and license granted under this License Agreement if Sandia, at any time:

         (a)      commits any material breach of this License Agreement; or

         (b)      makes any false statement;

         and fails to remedy or cure the above-identified breach of agreement or making of false statement, within sixty (60) days after VIGA gives written notice to Sandia of the breach or false statement.

             ARTICLE VIII--WARRANTY, LIABILITY AND INDEMNIFICATION

8.1 Both Parties warrant that they have the right to grant the rights and licenses in Article II.

8.2 Sandia makes no warranty, express or implied, as to the accuracy or utility of any Sandia Software. Sandia further makes no warranty, express or implied, that the use of any Sandia Software or Sandia Patent Rights will not infringe any United States or foreign patent or copyright. Sandia Software and Sandia Patent Rights are made available to VIGA on an "AS-IS" basis.

         EXCEPT FOR THE WARRANTIES EXPRESSLY PROVIDED HEREIN, ALL
         WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR
         A PARTICULAR PURPOSE, ARE EXCLUDED HEREUNDER.

8.3 Sandia and the Government, and their agents, officers and employees shall not be liable for any loss, damage, injury or other casualty of whatsoever kind, or by whomsoever caused, to the person or property of anyone, including VIGA, its Affiliates and Sublicensees, arising out of or resulting from the licenses granted to VIGA herein, or the accuracy and validity of Sandia Software. VIGA agrees for itself, its successors and assigns, to defend, indemnify and hold Sandia and the Government, harmless from and against all claims, demands, liabilities, suits or actions (including all reasonable expenses and attorney's fees incurred by or imposed on VIGA in connection therewith) for such loss, damage, injury or other casualty.

8.4 Sandia shall retain the sole right to bring litigation for infringement of Sandia Patent Rights or Sandia Software. VIGA shall promptly bring to Sandia's attention any information of which VIGA is aware relating to third party infringement of Sandia Patent Rights or Sandia Software. If Sandia fails to initiate action to resolve such third party infringement within six (6) months of receiving notice from VIGA, VIGA may upon sixty (60) days advance written notice to Sandia, initiate action to resolve such third party infringement.

                        ARTICLE IX--GENERAL PROVISIONS

9.1 VIGA shall not, without the express written consent of Sandia, make any verbal or written statements or perform any act indicating that Sandia endorses or approves, or has endorsed or approved, any VIGA Software. VIGA may, however, indicate that VIGA Software is licensed under rights and licenses granted by Sandia.

9.2 Any notice with respect to this License Agreement shall be deemed given on the date when sent by facsimile transmission with receipt of confirmation by the receiving party, or when mailed by registered mail, return receipt requested, addressed to the Party at its address set forth below:

         For Sandia:

              STATEMENTS AND NOTICES:

                  Sandia Corporation
                  Attention:  Licensing Coordinator, Org. 4200
                  Reference:  License # 95-C00154
                  Mailstop 1380
                  P.O. Box 5800
                  Albuquerque, NM  87185-1380
                  Phone:  (505) 271-7828
                  Facsimile:  (505) 271-7867

              PAYMENTS:

                  Sandia Corporation
                  Attention:  Assistant Treasurer, Org. 10602
                  Reference:  License # 95-C00154
                  Mailstop 0189
                  P.O. Box 5800
                  Albuquerque, NM  87185-0189

         For VIGA:

                  VIGA Technologies Corporation
                  Attention:  Thomas E. Murphy, CEO
                  3200 Don Quixote, NW
                  Albuquerque, NM  87104
                  Phone:  (505) 242-2900
                  Fax:  (505) 247-2134

9.3 The waiver of a breach of this License Agreement, or the failure of either Party to exercise any right under this License Agreement, shall not constitute a waiver as to any other breach, whether similar or dissimilar in nature, or prevent the exercise of any right under this License Agreement.

9.4 The Index and Headings used in this License Agreement are for reference purposes only and shall not be used in the interpretation of this License Agreement.

9.5 VIGA agrees to affix appropriate statutory patent and copyright markings to all materials including VIGA Software covered by Sandia Patent Rights and copyrights and otherwise to modify such notice as Sandia may from time to time direct in conformity with the patent and copyright statutes.

                             ARTICLE X--ASSIGNMENT

10.1 VIGA shall not, without the prior written consent of Sandia, assign this License Agreement or any rights hereunder except to a successor to the business of VIGA who shall agree to be bound to the same extent as VIGA by all the terms and conditions of this License Agreement.

10.2 Sandia may assign or otherwise transfer this License Agreement or any rights hereunder to any assignee or transferee and will notify VIGA of such assignment or transfer.

                   ARTICLE XI--PREFERENCE FOR U.S. INDUSTRY

11.1 VIGA agrees that VIGA Software will be designed, developed and manufactured substantially in the United States.

                      ARTICLE XII--GOVERNMENT SPONSORSHIP

12.1 The Government is granted for itself and others acting on its behalf a paid-up, nonexclusive, irrevocable worldwide license in Sandia Software to reproduce, prepare derivative works, perform publicly and display publicly. Beginning five (5) years after granted by DOE, July 7, 1994, the Government is granted for itself and others acting on its behalf a paid-up, nonexclusive, irrevocable, worldwide license in Sandia Software to reproduce, prepare derivative works, distribute copies to the public, perform publicly and display publicly, and to permit others to do so.

         NEITHER THE GOVERNMENT, THE DOE, NOR ANY OF THEIR EMPLOYEES, MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OR ASSUMES ANY LEGAL LIABILITY OR RESPONSIBILITY FOR THE ACCURACY, COMPLETENESS, OR USEFULNESS OF ANY INFORMATION, APPARATUS, PRODUCT, OR PROCESS DISCLOSED, OR REPRESENTS THAT ITS USE WOULD NOT INFRINGE PRIVATELY OWNED RIGHTS.

                         ARTICLE XIII--EXPORT CONTROL

13.1 VIGA shall abide by the export control laws and regulations of the United States Department of Commerce and other United States governmental regulations relating to the export of VIGA Software and Sandia Software. Failure to obtain an export control license or other authority from the Government may result in criminal liability under U.S. laws.

                        ARTICLE XIV--PATENT PROSECUTION

14.1 The cost of preparing, filing, prosecuting and maintaining Sandia Patent Rights shall be borne by Sandia.

14.2 VIGA shall have the right to request that Sandia obtain patent protection for Sandia Patent Rights in foreign countries if available and if VIGA so desires. VIGA must notify Sandia of its decision to obtain foreign patents. Such a notice concerning foreign filing shall be in writing and must identify the foreign countries in which patent protection for Sandia Patent Rights is desired. The absence of such a notice from VIGA to Sandia shall be considered an election by VIGA not to secure foreign patent protection for Sandia Patent Rights.

14.3 The preparation, filing and prosecuting of all foreign patent applications filed at VIGA's request, as well as the maintenance of all resulting patents, shall be at the sole expense of VIGA. Such patents shall be held in the name of Sandia and shall be obtained using counsel of Sandia's choice.

14.4 VIGA's obligation to underwrite and to pay patent prosecution costs shall continue for so long as this License Agreement remains in effect, provided, however, that VIGA terminate its obligations with respect to any given patent application or patent upon three (3) months written notice to Sandia. Sandia will use its best efforts to curtail patent costs when such a notice is received from VIGA. Sandia may continue prosecution and/or maintenance of such applications(s) or patent(s) at its sole discretion and expense; provided, however, that VIGA shall have no further rights or licenses thereunder.

14.5 Sandia shall have the right to file patent applications at its own expense in any country in which VIGA has not elected to secure patent rights, and such applications and resultant patents shall not be subject to this License Agreement.

14.6 VIGA shall not be rebilled by Sandia for U.S. patent prosecution and maintenance costs.

                         ARTICLE XIV--MARCH IN RIGHTS

15.3 The Parties agree and understand that the Government retains certain "march-in" rights, in accordance with the procedures set forth in 35 USC 203 and any supplemental regulations promulgated by the DOE.

                         ARTICLE XVI--CONTROLLING LAW

16.1 This License Agreement is made in Albuquerque, New Mexico, U.S.A., and shall be governed by and construed in accordance with the laws of the State of New Mexico except as these would require the application of the laws of another jurisdiction. The Parties agree to the exclusive jurisdiction of the courts of New Mexico or the United States District Court of New Mexico.

                        ARTICLE XVII--ENTIRE AGREEMENT

17.1 Each Party warrants and represents that the execution and delivery of this License Agreement by Sandia and VIGA have not been induced by any promises, representations, warranties or other agreements, other than those specifically expressed. This License Agreement includes EXHIBITS Al, A2, A3, B, C and D and embodies the entire understanding between VIGA and Sandia with respect to the subject matter described within this License Agreement. This License Agreement shall supersede all previous communications, representations or undertakings, either verbal or written, between VIGA and Sandia with regard to Sandia Software.

17.2 No modification of this License Agreement shall be valid or binding upon the Party against whom enforcement of the modification is sought, unless the modification is made in writing and signed by duly authorized representatives of both Sandia and VIGA.

IN CONSIDERATION OF THE FOREGOING TERMS AND CONDITIONS, VIGA Technologies Corporation and Sandia Corporation have caused this License Agreement to be executed in duplicate by their duly authorized representatives. This License Agreement will be effective when executed and when all conditions as set forth above in the preamble are completed.

                               SANDIA CORPORATION:

                               By:      /s/ Warren D. Siemens
                                   --------------------------------------------
                                        Warren D. Siemens

                               Title:   Director, Technology Transfer and
                                        Commercialization Center
                                        ---------------------------------------

                               Date:      10/9/95
                                        ---------------------------------------


                               VIGA TECHNOLOGIES CORPORATION:

                               By:      /s/ Thomas E. Murphy
                                   --------------------------------------------
                                        Thomas E. Murphy

                               Title:   Chief Executive Officer
                                        ---------------------------------------

                               Date:      September 29, 1995
                                        ---------------------------------------

THIS LICENSE AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY IN ANY MANNER UNLESS DULY EXECUTED BY AN AUTHORIZED REPRESENTATIVE OF BOTH PARTIES.

*          OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  EXHIBIT A1

PATENT: Multidimensional, User-Oriented, Synthetic Environment (SD-5340) (Patent Application 230,802)

[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]





THE CONTENTS OF THIS EXHIBIT ARE TRADE SECRETS OF LICENSEE AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTY EXCEPT TO GOVERNMENT PERSONNEL WHO ARE SUBJECT TO THE PROVISIONS OF 18 USC 1905.

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  EXHIBIT A2

COPYRIGHT:  Multidimensional, User-Oriented, Synthetic Environment (SCR-0158)

[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]

THE CONTENTS OF THIS EXHIBIT ARE TRADE SECRETS OF LICENSEE AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTY EXCEPT TO GOVERNMENT PERSONNEL WHO ARE SUBJECT TO THE PROVISIONS OF 18 USC 1905.

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                  EXHIBIT A3

APPLICATION HANDLER PACKAGES & DATA

[                 *                  ]
[                 *                  ]
[                 *                  ]
[                 *                  ]
[                 *                  ]
[                 *                  ]
[                 *                  ]




THE CONTENTS OF THIS EXHIBIT ARE TRADE SECRETS OF LICENSEE AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTY EXCEPT TO GOVERNMENT PERSONNEL WHO ARE SUBJECT TO THE PROVISIONS OF 18 USC 1905.

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   EXHIBIT B

Sandia Promotional Materials

[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]
[                                    *                                         ]


THE CONTENTS OF THIS EXHIBIT ARE TRADE SECRETS OF LICENSEE AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTY EXCEPT TO GOVERNMENT PERSONNEL WHO ARE SUBJECT TO THE PROVISIONS OF 18 USC 1905.

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   EXHIBIT C

                         LICENSING FEES AND ROYALTIES

C.1:  Licensing Fee Schedule

VIGA shall pay Licensing Fees in accordance with the following:

                      Amount                                      Year Ending

                         $10,000                         December 31, 1995
                         $10,000                         December 31, 1996
                         $10,000                         December 31, 1997
                         $10,000                         December 31, 1998
                         $10,000                         December 31, 1999
                      -------------                      -----------------

                         $50,000                         TOTAL

C.2:  Earned Royalty Rates

[                                        *                                     ]


THE CONTENTS OF THIS EXHIBIT ARE TRADE SECRETS OF LICENSEE AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTY EXCEPT TO GOVERNMENT PERSONNEL WHO ARE SUBJECT TO THE PROVISIONS OF 18 USC 1905.

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                         LICENSING FEES AND ROYALTIES

C.2.a:  Royalty Rate on VIGA Systems

VIGA shall pay earned royalties [     *     ] in accordance with the following:

          ROYALTY RATE
               ON                          YEAR
          VIGA SYSTEMS                    ENDING

              [ * ]                December 31, 1995
              [ * ]                December 31, 1996
              [ * ]                December 31, 1997
              [ * ]                December 31, 1998
              [ * ]                December 31, 1999
              [ * ]                December 31, 2000
              [ * ]                December 31, 2001
              [ * ]                and each year thereafter

[                                *                                             ]
C.2.b:  Royalty Rate on VIGA Software

VIGA shall pay earned royalties [     *     ] in accordance with the following:

          ROYALTY RATE
               ON                          YEAR
          VIGA SOFTWARE                   ENDING

              [ * ]                December 31, 1995
              [ * ]                December 31, 1996
              [ * ]                December 31, 1997
              [ * ]                December 31, 1998
              [ * ]                December 31, 1999
              [ * ]                December 31, 2000
              [ * ]                December 31, 2001
              [ * ]                and each year thereafter

[                                *                                             ]

THE CONTENTS OF THIS EXHIBIT ARE TRADE SECRETS OF LICENSEE AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTY EXCEPT TO GOVERNMENT PERSONNEL WHO ARE SUBJECT TO THE PROVISIONS OF 18 USC 1905.

                         LICENSING FEES AND ROYALTIES

C.3:  Minimum Annual Royalty Schedule

      Minimum Royalty
         Due Sandia                        Year Ending

          $5,000                                    December 31, 1995
         $10,000                                    December 31, 1996
         $15,000                                    December 31, 1997
         $20,000                                    December 31, 1999
         -------                                    -----------------
                                                      Thereafter

THE CONTENTS OF THIS EXHIBIT ARE TRADE SECRETS OF LICENSEE AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTY EXCEPT TO GOVERNMENT PERSONNEL WHO ARE SUBJECT TO THE PROVISIONS OF 18 USC 1905.

                                   EXHIBIT D

VIGA shall meet the following minimum standards of diligence in order to maintain the rights as set forth in Article II.

D.1 Demonstrate to Sandia VIGA Software that is available for Commercial Sale within twelve (12) months from the effective date of this license.

D.2 Offer for sale, a commercial version of VIGA Software, within eighteen (18) months of the effective date of this license.

D.3 Install or have installed VIGA Software for at least one commercial customer within twenty four (24) months of the effective date of this license.

D.4 Retain key technical personnel who are capable of advancing VIGA Software and supporting VIGA customers.

D.5 Maintain continuous business operations outside the provisions of the bankruptcy laws of the United States.

THE CONTENTS OF THIS EXHIBIT ARE TRADE SECRETS OF LICENSEE AND SHALL NOT BE DISCLOSED TO ANY THIRD PARTY EXCEPT TO GOVERNMENT PERSONNEL WHO ARE SUBJECT TO THE PROVISIONS OF 18 USC 1905.

PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT.

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   Amendment 1
                          to License Agreement Between
                             Sandia Corporation and
                   VIGA Technologies Corporation (#95-C00154)

1.16 (AMENDED) An "Affiliate" of a Party shall mean any person, partnership, company or entity which, directly or indirectly, is controlled by or is under common control with such Party. For the purpose of this License Agreement, MUSE Technology, Inc. shall be deemed to be an Affiliate of Viga.

3.4 (AMENDED) If and when Sandia makes improvements to the VIGA Software, Sandia agrees to make such improvements available to VIGA when available for use at Sandia. VIGA has no obligation to incorporate such improvements into VIGA Software. Moreover, VIGA will not be required to pay any additional royalty than would otherwise be required.

4.2 (AMENDED) For VIGA Business Activities with the Government and for which VIGA sells products covered by one or more claim of Sandia Patent Rights, VIGA shall
         [                                   *                                ]
         [        *        ]  That is, VIGA shall [             *             ]
         [                                   *                                ]
         [        *        ]

5.8 The DOE may require Sandia to report on the utilization or the effect of using Sandia Software and Sandia Patent Rights in the commercial marketplace. In this regard, VIGA agrees to cooperate with and assist Sandia in making all such reports.

6.1 (AMENDED) VIGA shall treat all Sandia Software as proprietary which Sandia has now made or in the future will make available to VIGA. VIGA further agrees not to disclose Sandia Software to third parties, except as provided for in Paragraphs 6.3, 6.4 and 6.5 or in connection with a sublicense of VIGA Software. VIGA agrees to use Sandia Software, only to the extent necessary, for the enjoyment of VIGA's right and license granted under this License Agreement.

6.5 (AMENDED) For the purpose of Paragraph 6.4 of Article VI, a specific aspect of technical information or data shall not be deemed to be publicly available or in the possession of VIGA because the specific aspect is embraced by general disclosures generally available to the public or in the possession of VIGA, unless the specific aspect is embraced by general disclosures generally available to the public or in the possession of VIGA, [unless the specific aspect] and its specific principle of operation is also generally available to the public or in the possession of VIGA prior to disclosure by Sandia.

6.10 (AMENDED) For the purpose of Paragraph 6.9, a specific aspect of technical information or data shall not be deemed to be publicly available or in the possession of Sandia because the specific aspect is embraced by general disclosures generally available to the public or in the possession of Sandia, unless the specific aspect is embraced by general disclosures generally available to the public or in the possession of Sandia, [unless the specific aspect] and its specific principle of operation is also generally available to the public or in the possession of Sandia prior to disclosure by VIGA.

EXHIBIT C.3 (AMENDED):

C.3:  Minimum Annual Royalty Schedule

                  Minium Royalty
                    Due Sandia                 Year Ending

                   $  5,000                  December 31, 1995
                   $ 10,000                  December 31, 1996
                   $ 15,000                  December 31, 1997
                   $ 15,000                  December 31, 1998
                   $ 20,000                  December 31, 1999
                                             -----------------
                                                 Thereafter

VIGA Technologies Corporation and Sandia Corporation have caused this Amendment 1 to be executed in duplicate by their duly authorized representatives. This Amendment 1 will be effective when executed.

SANDIA CORPORATION:                            VIGA TECHNOLOGIES CORPORATION:

By: /s/ Warren D. Siemens                      By: /s/ Thomas E. Murphy
    ------------------------------------           --------------------------
        Warren D. Siemens                              Thomas E. Murphy

Title: Director, Technology Transfer and       Title: Chief Executive Officer
       Commercialization Center                       -----------------------
       ---------------------------------

Date: 2/6/96                                   Date: 2/20/96
      ----------------------------------             ------------------------

                        AMENDMENT TO LICENSE AGREEMENT
                         VIGA TECHNOLOGIES CORPORATION
                                  #95-C00154

                           AMENDMENT #95-C00154-A002

The following change shall be made to the License Agreement between VIGA Technologies Corporation and Sandia Corporation and will become effective on the last day and year written below.

Pursuant to Paragraph 10.1 of this license agreement, Sandia approves the assignment of this license agreement from VIGA Technologies Corporation to MUSE Technologies, Inc.

         Address:
         MUSE Technologies, Inc.
         1601 Randolph SE, Suite 210
         Albuquerque, NM  87106
         Phone: (505) 843-6875
         Fax: (505) 766-9123

This License Agreement, together with its amendments, constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes all prior agreements, negotiations, representations and understandings between the Parties related thereto.

Agreed for VIGA Technologies Corporation

by  /s/ Thomas E. Murphy                             date         7/15/96
    ----------------------------                          --------------------
        Chief Executive Officer

Agreed for MUSE Technologies, Inc.

by /s/ Thomas E. Murphy                              date         7/15/96
   -----------------------------                          --------------------
       Chief Executive Officer

Agreed for Sandia Corporation:

by  /s/ Warren D. Siemens                            date     7/8/96
    ----------------------------                          --------------------
        Warren D. Siemens
        Director, Technology Partnerships

PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT.

                                AMENDMENT NO. 3

                                      TO

                    LICENSE AGREEMENT DATED OCTOBER 9, 1995

                                    BETWEEN

                              SANDIA CORPORATION

                                      AND

                            MUSE TECHNOLOGIES, INC.

                           LICENSE NUMBER 95-C00154

         This Amendment No. 3 to License Agreement Dated October 9, 1995 Between Sandia Corporation ("Sandia") and Muse Technologies, Inc. ("Muse") License Number 95-C00154 (the "License Agreement"), as amended, is made between Sandia and Muse as of the date of the last signature fixed hereto.

         WHEREAS, Sandia and Muse have entered into the License Agreement with respect to certain software and related intellectual property rights as described in said License Agreement. Capitalized terms used herein and not defined shall have the meanings ascribed thereto in the License Agreement; and

         WHEREAS, Sandia and Muse desire to amend certain terms of the License Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.       Amendment of License Agreement to extend the period of exclusivity

         The parties hereto desire to extend the worldwide exclusivity of the license granted pursuant to the License Agreement. Accordingly,
         Section 2.2 of the License Agreement is hereby replaced as follows:

                  Provided Muse meets its performance obligations under
                  Article III, Sandia agrees to refrain from executing additional licenses of Sandia Software and Sandia Patent Rights for a period of ten (10) years from the effective date of this License Agreement. At the end of the ten (10) year period, Muse may request an extension of time in which Sandia will refrain from executing additional licenses. Sandia has the right to make the final decision concerning such an extension at this time. In the event that Muse's request for such an extension of time is denied by Sandia, a non-exclusive license will automatically issue and continue in force to Muse upon payment of royalties as set forth in this License Agreement.

MUSE SOFTWARE/PATENT LICENSE; LICENSE NUMBER; 95-C00154; AMENDMENT NO. 3

2.       Effective date of the Amendment

         This Amendment No. 3 shall become effective upon the date of the last signature fixed hereto.

3.       Licensing fees and royalties

         In consideration of Sandia agreeing to amend the License Agreement according to this Amendment No. 3, Muse agrees to pay to Sandia license fees and royalties in accordance with Exhibit C of this Amendment No. 3 which hereby replaces Exhibit C of the License Agreement.

4.       Effect on License Agreement

         The License Agreement shall continue in full force and effect as amended by this Amendment No. 3 and all prior amendments not heretofore superceded. From and after the date hereof, all references to the License Agreement shall be deemed to mean the License Agreement as amended by this Amendment No. 3 and all prior amendments not heretofore superceded.

5.       Governing Law

         This Amendment No. 3 shall be governed by and construed in accordance with the domestic laws of the State of New Mexico without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New Mexico.

6.       Counterparts

7. This Amendment No. 3 may be executed in any number of counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

8.       Statements and Payments

         Section 9.2 of the License Agreement is hereby replaced as follows:

                  Notices under this License Agreement shall be sufficient if mailed by certified or registered mail, return receipt requested, if sent by facsimile, if personally delivered to the Parties or if deposited in a nationally recognized overnight carrier. Notices by mail shall be deemed received three days after deposited in the U.S. mail, certified or return receipt requested or the third business day following the

MUSE SOFTWARE/PATENT LICENSE; LICENSE NUMBER; 95-C00154; AMENDMENT NO. 3

                  deposit of such notice in a nationally recognized overnight carrier. Notices to the Parties as appropriate, shall be sent to the address of such Party specified in Article IX of this License Agreement:

                    For Sandia Corporation

                        Delivery of Muse Software:

                           Sandia National Laboratories
                           Attention: Sandia/Muse Technical Manager, Org. 9215 Reference License Number: 95-C00154
                           1515 Eubank SE
                           Mailstop 0318
                           Albuquerque, NM  87123
                           Telephone:  (505) 844-7902
                           Facsimile:  (505) 844-2415

                        Statements and Notices:

                           Sandia National Laboratories
                           Attention: Licensing Administrator, Org. 4211 Reference License Number: 95-C00154
                           1515 Eubank SE
                           Mailstop 1380
                           Albuquerque, NM  87123-1380
                           Telephone:  (505) 843-4188
                           Facsimile:  (505) 843-4163

                        Payments:

                           Sandia National Laboratories
                           Reference License Number: 95-C00154
                           c/o NationsBank
                           P.O. Box 25848
                           Albuquerque, NM  87125

MUSE SOFTWARE/PATENT LICENSE; LICENSE NUMBER; 95-C00154; AMENDMENT NO. 3

                        For Muse

                           Muse Technologies, Inc.
                           Attention:  Licensing Administration
                           Reference Sandia License Number: 95-C00154
                           1601 Randolph SE, Suite 210
                           Albuquerque, NM 87106
                           Telephone:  505-843-6873
                           Fax: 505-766-9123

         IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed and delivered by the authorized officer of each party hereto as of the date first above written.

                                  SANDIA CORPORATION

                                  By: /s/ Warren D. Siemens             7/14/98
                                      -----------------------------------------
                                      Name:
                                      Title: Director

                                  MUSE TECHNOLOGIES, INC.

                                  By: /s/ Curtiz J. Gangi
                                      -----------------------------------------
                                      Name: Curtiz J. Gangi
                                      Title: President

Sandia Legal Review

    /s/ S.t
-------------------

MUSE SOFTWARE/PATENT LICENSE; LICENSE NUMBER; 95-C00154; AMENDMENT NO. 3

                                   EXHIBIT C
                         LICENSING FEES AND ROYALTIES

C.l:  Licensing Fee Schedule

Muse shall pay Licensing Fees in accordance with the following:

                 Amount                         Year Ending

                $10,000                  December 31, 1995

                $10,000                  December 31, 1996

                $10,000                  December 31, 1997

                $20,000 On or before thirty (30) days from the execution date of Amendment No. 3

                $10,000                  December 31, 1998

                $20,000                  On or before twelve
                                         months (12) from the
                                         execution date of
                                         Amendment No. 3

                $10,000                  December 31, 1999

                $90,000                  TOTAL

MUSE SOFTWARE/PATENT LICENSE; LICENSE NUMBER; 95-C00154; AMENDMENT NO. 3

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                             EXHIBIT C (CONTINUED)
                         LICENSING FEES AND ROYALTIES

C.2:  Earned Royalty Rates

[                                    *                                      ]
[    *    ]

C.2.a:  Royalty Rate on Muse Systems

Muse shall pay earned royalties [               *                           ]
in accordance with the following:

              Royalty Rate                 Year Ending
                   on
              MUSE Systems

                 [ * ]                   December 31, 1995

                 [ * ]                   December 31, 1996

                 [ * ]                   December 31, 1997

                 [ * ]                   December 31, 1998

                 [ * ]                   December 31, 1999

                 [ * ]                   December 31, 2000

                 [ * ]                   December 31, 2001

                 [ * ]                   December 31, 2002

                 [ * ]                   December 31, 2003

                 [ * ]                   December 31, 2004

                 [ * ]                   December 31, 2005

                 [ * ]                   December 31, 2006

                 [ * ]                   and each year thereafter

[                                     *                                      ]


   THIS EXHIBIT CONTAINS TRADE SECRETS AND SHALL NOT BE DISCLOSED TO ANY THIRD
    PARTY EXCEPT TO GOVERNMENT PERSONNEL WHO ARE SUBJECT TO THE PROVISIONS OF
                                  17 USC 1905.

MUSE SOFTWARE/PATENT LICENSE; LICENSE NUMBER; 95-C00154; AMENDMENT NO. 3

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                             EXHIBIT C (CONTINUED)
                         LICENSING FEES AND ROYALTIES

C.2.b:  Royalty Rate on Muse Systems

Muse shall pay earned royalties [                   *                        ]
in accordance with the following:

              Royalty Rate                 Year Ending
                   on
              MUSE Systems

                 [ * ]                   December 31, 1995

                 [ * ]                   December 31, 1996

                 [ * ]                   December 31, 1997

                 [ * ]                   December 31, 1998

                 [ * ]                   December 31, 1999

                 [ * ]                   December 31, 2000

                 [ * ]                   December 31, 2001

                 [ * ]                   December 31, 2002

                 [ * ]                   December 31, 2003

                 [ * ]                   December 31, 2004

                 [ * ]                   December 31, 2005

                 [ * ]                   December 31, 2006

                 [ * ]                   and each year thereafter

[                                  *                                          ]


   THIS EXHIBIT CONTAINS TRADE SECRETS AND SHALL NOT BE DISCLOSED TO ANY THIRD
    PARTY EXCEPT TO GOVERNMENT PERSONNEL WHO ARE SUBJECT TO THE PROVISIONS OF
                                  17 USC 1905.

MUSE SOFTWARE/PATENT LICENSE; LICENSE NUMBER; 95-C00154; AMENDMENT NO. 3

                         LICENSING FEES AND ROYALTIES

C.3:  Minimum Annual Royalty Schedule

              Royalty Rate                            Year Ending
                   on
              MUSE Systems

                $ 5,000                            December 31, 1995

                $10,000                            December 31, 1996

                $15,000                            December 31, 1997

                $15,000                            December 31, 1998

                $20,000                            December 31, 1999

                $20,000                            December 31, 2000

                $20,000                            December 31, 2001

                $20,000                            December 31, 2002

                $20,000                            December 31, 2003

                $20,000                            December 31, 2004

                $20,000                            December 31, 2005

                $20,000                            December 31, 2006

                $     0                       and each year thereafter


   THIS EXHIBIT CONTAINS TRADE SECRETS AND SHALL NOT BE DISCLOSED TO ANY THIRD
    PARTY EXCEPT TO GOVERNMENT PERSONNEL WHO ARE SUBJECT TO THE PROVISIONS OF
                                  17 USC 1905.